[LETTERHEAD OF KPMG PEAT MARWICK LLP]


                         Independent Auditors' Consent
                         -----------------------------


The Board of Directors
LifeUSA Funds, Inc.:


     We consent to the reference to our Firm under the heading "COUNSEL AND AUDITORS" in Part A of the Registration Statement.


                                         /s/ KPMG Peat Marwick LLP
                                        --------------------------
                                             KPMG Peat Marwick LLP

Minneapolis, Minnesota
January 23, 1997